Exhibit 99.1

LETTER OF TRANSMITTAL

Relating to

GSK Consumer Healthcare Capital US LLC

Offers to Exchange

Up to $700,000,000 aggregate principal amount of

Unregistered 3.024% Callable Fixed Rate Senior Notes due 2024

(CUSIP Nos.: 36264F AA9 / U04020 AA8; ISINs: US36264FAA93 / USU04020AA82)

for

a like principal amount of

3.024% Callable Fixed Rate Senior Notes due 2024

which have been registered under the Securities Act of 1933

(CUSIP No.: 36264F AH4; ISIN: US36264FAH47)

Up to $300,000,000 aggregate principal amount of

Unregistered Callable Floating Rate Senior Notes due 2024

(CUSIP Nos.: 36264G AB5 / U0396G AB9; ISINs: US36264GAB59 / USU0396GAB96)

for

a like principal amount of

Callable Floating Rate Senior Notes due 2024

which have been registered under the Securities Act of 1933

(CUSIP No.: 36264F AJ0; ISIN: US36264FAJ03)

Up to $2,000,000,000 aggregate principal amount of

Unregistered 3.375% Fixed Rate Senior Notes due 2027

(CUSIP Nos.: 36264F AB7/ U04020 AB6; ISINs: US36264FAB76 / USU04020AB65)

for

a like principal amount of

3.375% Fixed Rate Senior Notes due 2027

which have been registered under the Securities Act of 1933

(CUSIP No.: 36264F AK7; ISIN: US36264FAK75)

Up to $1,000,000,000 aggregate principal amount of

Unregistered 3.375% Fixed Rate Senior Notes due 2029

(CUSIP Nos.: 36264F AC5 / U04020 AC4; ISINs: US36264FAC59 / USU04020AC49)

for

a like principal amount of

3.375% Fixed Rate Senior Notes due 2029

which have been registered under the Securities Act of 1933

(CUSIP No.: 36264F AL5; ISIN: US36264FAL58)

Up to $2,000,000,000 aggregate principal amount of

Unregistered 3.625% Fixed Rate Senior Notes due 2032

(CUSIP Nos.: 36264F AD3 / U04020 AD2; ISINs: US36264FAD33 / USU04020AD22)

for

a like principal amount of

3.625% Fixed Rate Senior Notes due 2032

which have been registered under the Securities Act of 1933

(CUSIP No.: 36264F AM3; ISIN: US36264FAM32)

Up to $1,000,000,000 aggregate principal amount of

Unregistered 4.000% Fixed Rate Senior Notes due 2052

(CUSIP Nos.: 36264F AE1 / U04020 AE0; ISINs: US36264FAE16 / USU04020AE05)

for

a like principal amount of

4.000% Fixed Rate Senior Notes due 2052

which have been registered under the Securities Act of 1933

(CUSIP No.: 36264F AN1; ISIN: US36264FAN15)

and

GSK Consumer Healthcare Capital UK plc

Offers to Exchange

Up to $1,750,000,000 aggregate principal amount of

Unregistered 3.125% Fixed Rate Senior Notes due 2025

(CUSIP Nos.: 36264N AA2 / G4164D AA6; ISINs: US36264NAA28 / USG4164DAA66)

for

a like principal amount of

3.125% Fixed Rate Senior Notes due 2025

which have been registered under the Securities Act of 1933

(CUSIP No.: 36264N AB0; ISIN: US36264NAB01)

Pursuant to the Prospectus Dated September 29, 2022

THE EXCHANGE OFFERS WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME, ON OCTOBER 28, 2022, UNLESS ANY EXCHANGE OFFER IS EXTENDED (SUCH DATE AND TIME, AS IT MAY BE EXTENDED WITH RESPECT TO EITHER OR BOTH OF THE EXCHANGE OFFERS, IN EACH CASE, THE “EXPIRATION DATE”). TENDERS MAY BE WITHDRAWN AT OR PRIOR TO 5:00 P.M., NEW YORK CITY TIME, ON THE EXPIRATION DATE.

The Exchange Agent For The Exchange Offers Is:

Global Bondholder Services Corporation

By Hand, By Mail or Overnight Delivery:	By Emails and Facsimile Transmission (for Eligible Institutions Only):

Global Bondholder Services Corporation, as Exchange Agent and Information Agent	Email: contact@gbsc-usa.com Facsimile: (212) 430-3775
Attn: Corporate Actions 65 Broadway – Suite 404 New York, NY 10006
To Confirm by Telephone or for Information Call: Banks and Brokers Call Collect: (212) 430-3774 All Others Please Call Toll-Free: (855) 654-2014

Delivery of this Letter of Transmittal to an address, or transmission via facsimile, other than as set forth above will not constitute a valid delivery. The instructions contained herein should be read carefully before this Letter of Transmittal is completed.

HOLDERS WHO WISH TO BE ELIGIBLE TO RECEIVE EXCHANGE NOTES FOR THEIR ORIGINAL NOTES PURSUANT TO ANY OR ALL OF THE EXCHANGE OFFERS, AS THE CASE MAY BE, MUST VALIDLY TENDER (AND NOT WITHDRAW) THEIR ORIGINAL NOTES TO THE EXCHANGE AGENT AT OR PRIOR TO THE EXPIRATION DATE.

By execution hereof, the undersigned acknowledges receipt of the preliminary prospectus (as amended from time to time, the “Prospectus”), dated September 29, 2022, of Haleon plc, a public limited company incorporated under the laws of England and Wales (the “Guarantor”), GSK Consumer Healthcare Capital US LLC, a limited liability company incorporated under the laws of Delaware (the “US Issuer”) and GSK Consumer Healthcare Capital UK plc, a public limited company incorporated under the laws of England and Wales (the “UK Issuer”, and, together with the US Issuer, the “Issuers”) which, together with this Letter of Transmittal and the instructions hereto (the “Letter of Transmittal”), constitute offers by the relevant Issuer (the “Exchange Offers”) to exchange:

(i) an aggregate principal amount of up to $700,000,000 of the US Issuer’s 3.024% Callable Fixed Rate Senior Notes due 2024 (CUSIP No.: 36264F AH4; ISIN: US36264FAH47) (the “2024 Callable Fixed Rate Exchange Notes”) that have been registered under the Securities Act of 1933, as amended (the “Securities Act”), pursuant to a Registration Statement of which the Prospectus constitutes a part, for an equal principal amount of the US Issuer’s outstanding unregistered 3.024% Callable Fixed Rate Senior Notes due 2024 (CUSIP Nos.: 36264F AA9 / U04020 AA8; ISINs: US36264FAA93 / USU04020AA82) (the “2024 Callable Fixed Rate Original Notes”);

(ii) an aggregate principal amount of up to $300,000,000 of the US Issuer’s Callable Floating Rate Senior Notes due 2024 (CUSIP No.: 36264F AJ0; ISIN: US36264FAJ03) (the “2024 Callable Floating Rate Exchange Notes”) that have been registered under the Securities Act, pursuant to a Registration Statement of which the Prospectus constitutes a part, for an equal principal amount of the US Issuer’s outstanding unregistered Callable Floating Rate Senior Notes due 2024 (CUSIP Nos.: 36264G AB5 / U0396G AB9; ISINs: US36264GAB59 / USU0396GAB96) (the “2024 Callable Floating Rate Original Notes”);

(iii) an aggregate principal amount of up to $2,000,000,000 of the US Issuer’s 3.375% Fixed Rate Senior Notes due 2027 (CUSIP No.: 36264F AK7; ISIN: US36264FAK75) (the “2027 Exchange Notes”) that have been registered under the Securities Act, pursuant to a Registration Statement of which the Prospectus constitutes a part, for an equal principal amount of the US Issuer’s outstanding unregistered 3.375% Fixed Rate Senior Notes due 2027 (CUSIP Nos.: 36264F AB7/ U04020 AB6; ISINs: US36264FAB76 / USU04020AB65) (the “2027 Original Notes”);

(iv) an aggregate principal amount of up to $1,000,000,000 of the US Issuer’s 3.375% Fixed Rate Senior Notes due 2029 (CUSIP No.: 36264F AL5; ISIN: US36264FAL58) (the “2029 Exchange Notes”) that have been registered under the Securities Act, pursuant to a Registration Statement of which the Prospectus constitutes a part, for an equal principal amount of the US Issuer’s outstanding unregistered 3.375% Fixed Rate Senior Notes due 2029 (CUSIP Nos.: 36264F AC5 / U04020 AC4; ISINs: US36264FAC59 / USU04020AC49) (the “2029 Original Notes”);

(v) an aggregate principal amount of up to $2,000,000,000 of the US Issuer’s 3.625% Fixed Rate Senior Notes due 2032 (CUSIP No.: 36264F AM3; ISIN: US36264FAM32) (the “2032 Exchange Notes”) that have been registered under the Securities Act, pursuant to a Registration Statement of which the Prospectus constitutes a part, for an equal principal amount of the US Issuer’s outstanding unregistered 3.625% Fixed Rate Senior Notes due 2032 (CUSIP Nos.: 36264F AD3 / U04020 AD2; ISINs: US36264FAD33 / USU04020AD22) (the “2032 Original Notes”);

(vi) an aggregate principal amount of up to $1,000,000,000 of the US Issuer’s 4.000% Fixed Rate Senior Notes due 2052 (CUSIP No.: 36264F AN1; ISIN: US36264FAN15) (the “2052 Exchange Notes”) that have been registered under the Securities Act, pursuant to a Registration Statement of which the Prospectus constitutes a part, for an equal principal amount of the US Issuer’s outstanding unregistered 4.000% Fixed Rate Senior Notes due 2052 (CUSIP Nos.: 36264F AE1 / U04020 AE0; ISINs: US36264FAE16 / USU04020AE05) (the “2052 Original Notes”); and

(vii) an aggregate principal amount of up to $1,750,000,000 of the UK Issuer’s 3.125% Fixed Rate Senior Notes due 2025 (CUSIP No.: 36264N AB0; ISIN: US36264NAB01) (the “2025 Exchange Notes” and, together with the 2024 Callable Fixed Rate Exchange Notes, the 2024 Callable Floating Rate Exchange Notes, the 2027 Exchange Notes, the 2029 Exchange Notes, the 2032 Exchange Notes and the 2052 Exchange Notes, the “Exchange Notes”) that have been registered under the Securities Act, pursuant to a Registration Statement of which the Prospectus constitutes a part, for an equal principal amount of the UK Issuer’s outstanding unregistered 3.125% Fixed Rate Senior Notes due 2025 (CUSIP Nos.: 36264G AA7 / G4164D AA6; ISINs: US36264GAA76 / USG4164DAA66) (the “2025 Original Notes” and, together with the 2024 Callable Fixed Rate Original Notes, the 2024 Callable Floating Rate Original Notes, the 2027 Original Notes, the 2029 Original Notes, the 2032 Original Notes and the 2052 Original Notes, the “Original Notes”),

upon the terms and subject to the conditions set forth in the Prospectus. Capitalized terms used but not defined herein shall have the same meaning given to them in the Prospectus.

Each holder of Original Notes wishing to participate in any or all of the Exchange Offers, as the case may be, except holders of Original Notes executing their tenders through the Automated Tender Offers Program (“ATOP”) procedures of The Depository Trust Company (“DTC”), should complete, sign and submit this Letter of Transmittal to the Exchange Agent, Global Bondholder Services Corporation, at or prior to the Expiration Date.

This Letter of Transmittal may be used to participate in the Exchange Offers if Original Notes are to be tendered by effecting a book-entry transfer into the Exchange Agent’s account at DTC and instructions are not being transmitted through ATOP, for which the Exchange Offers are eligible. Unless you intend to tender your Original Notes through ATOP, you should complete, execute and deliver this Letter of Transmittal to indicate the action you desire to take with respect to the Exchange Offers.

Holders of Original Notes tendering by book-entry transfer to the Exchange Agent’s account at DTC may execute tenders through ATOP, for which each Exchange Offer is eligible. Financial institutions that are DTC participants may execute tenders through ATOP by transmitting acceptance of the Exchange Offers to DTC at or prior to the Expiration Date. DTC will verify acceptance of the Exchange Offers, execute a book-entry transfer of the tendered Original Notes into the account of the Exchange Agent at DTC and send to the Exchange Agent a “book-entry confirmation”, which shall include an agent’s message. An “agent’s message” is a message, transmitted by DTC to, and received by, the Exchange Agent and forming part of a book-entry confirmation, which states that DTC has received an express acknowledgement from a DTC participant tendering Original Notes that the participant has received and agrees to be bound by the terms of this Letter of Transmittal as an undersigned hereof and that the relevant Issuer and the Guarantor may enforce such agreement against the participant. Delivery of the agent’s message by DTC will satisfy the terms of the Exchange Offers as to execution and delivery of a Letter of Transmittal by the DTC participant identified in the agent’s message. Accordingly, holders who tender their Original Notes through DTC’s ATOP procedures shall be bound by, but need not complete, this Letter of Transmittal.

Tendering holders of Original Notes must tender Original Notes in minimum denominations of $250,000 and integral multiples of $1,000 thereafter. Exchange Notes will be issued in minimum denominations of $250,000 and integral multiples of $1,000 thereafter.

Any holder that is a bank, broker, or other custodial entity holding Original Notes on behalf of more than one beneficial owner may submit to the Exchange Agent a list of the aggregate principal amount of Original Notes owned by each such beneficial owner, and the Exchange Agent, in determining the aggregate principal amount of Exchange Notes to be issued to such holder, will treat each such beneficial owner as a separate holder.

Holders that anticipate tendering other than through DTC are urged to contact promptly a bank, broker or other intermediary (that has the capability to hold securities custodially through DTC) to arrange for receipt of Exchange Notes to be delivered pursuant to the applicable Exchange Offer(s) and to obtain the information necessary to provide the required DTC participant with account information in this Letter of Transmittal.

The Issuers and the Guarantor, as applicable, reserve the right, in their sole discretion, to amend, at any time, the terms and conditions of any Exchange Offer, except for the condition that the registration statement of which the Prospectus forms a part is not subject to a stop order or any proceedings for that purpose. No Exchange Offer is conditioned upon any other Exchange Offer, and the Issuers and the Guarantor, as applicable, may terminate or extend one Exchange Offer without terminating or extending any other Exchange Offer. The Issuers and the Guarantor, as applicable, will give you notice of any applicable amendments, if required by applicable law. With respect to each Exchange Offer, the term “Expiration Date” shall mean the latest time and date to which such Exchange Offer is extended.

NOTE: SIGNATURES MUST BE PROVIDED BELOW

PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

The undersigned has completed, executed and delivered this Letter of Transmittal to indicate the action the undersigned desires to take with respect to any or all of the Exchange Offers.

The instructions included with this Letter of Transmittal must be followed. Questions and requests for assistance or for additional copies of the Prospectus or this Letter of Transmittal may be directed to the Exchange Agent.

HOLDERS WHO WISH TO ACCEPT AN EXCHANGE OFFER AND TENDER THEIR ORIGINAL NOTES MUST COMPLETE THIS LETTER OF TRANSMITTAL IN ITS ENTIRETY. YOU MUST SIGN THIS LETTER OF TRANSMITTAL IN THE APPROPRIATE SPACE PROVIDED, WITH SIGNATURE GUARANTEE IF REQUIRED, AND COMPLETE AN INTERNAL REVENUE SERVICE (“IRS”) FORM W-9 (OR IRS FORM W-8, AS APPLICABLE), AVAILABLE AT WWW.IRS.GOV.

TENDER OF ORIGINAL NOTES

To effect a valid tender of Original Notes through the completion, execution and delivery of this Letter of Transmittal, the undersigned must complete the tables below entitled “Method of Delivery” and “Description of Original Notes” and sign this Letter of Transmittal where indicated.

Exchange Notes will be delivered in book-entry form through DTC and only to the DTC account of the undersigned or the undersigned’s custodian, as specified in the table below entitled “Method of Delivery”.

We have not provided guaranteed delivery procedures in conjunction with any Exchange Offer or under any of the Prospectus or other materials provided therewith.

Failure to provide the information necessary to effect delivery of Exchange Notes will render such holder’s tender defective, and the relevant Issuer will have the right, which they may waive in their sole discretion, to reject such tender without notice.

METHOD OF DELIVERY

☐	CHECK HERE IF TENDERED ORIGINAL NOTES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER MADE TO THE ACCOUNT MAINTAINED BY THE EXCHANGE AGENT WITH DTC.

PROVIDE BELOW THE NAME OF THE DTC PARTICIPANT AND PARTICIPANT’S ACCOUNT NUMBER IN WHICH THE TENDERED ORIGINAL NOTES ARE HELD AND/OR THE CORRESPONDING EXCHANGE NOTES ARE TO BE DELIVERED.

Name of Tendering Institution:

DTC Book-Entry Account No.:

Transaction Code No.:

☐

CHECK HERE IF YOU ARE A BROKER-DEALER WHO ACQUIRED THE ORIGINAL NOTES FOR ITS OWN ACCOUNT AS A RESULT OF MARKET MAKING OR OTHER TRADING ACTIVITIES (A “PARTICIPATING BROKER-DEALER”) AND WISH TO RECEIVE 10 ADDITIONAL COPIES OF THE PROSPECTUS AND 10 COPIES OF ANY AMENDMENTS OR SUPPLEMENTS THERETO.

Name:

Address:

List below the Original Notes to which this Letter of Transmittal relates. If the space provided below is inadequate, the numbers and principal amount at maturity of Original Notes should be listed on a separate signed schedule affixed hereto.

DESCRIPTION OF ORIGINAL NOTES
DTC Participant Name(s), Number(s) and Address(es) of Holder(s) (Please fill in, if blank)	Title of Security	CUSIP Number	Total Principal Amount Held	Aggregate Principal Amount Tendered (if less than all) *
TOTAL PRINCIPAL AMOUNT OF ORIGINAL NOTES TENDERED

*

Unless otherwise indicated in this column, a holder will be deemed to have tendered ALL of their Original Notes. The principal amount of Original Notes tendered hereby must be in minimum denominations of $250,000 and integral multiples of $1,000 thereafter. See Instruction 3.

Note: Signatures must be provided below.

PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

Ladies and Gentlemen:

Upon the terms and subject to the conditions of the applicable Exchange Offer(s), the undersigned hereby tenders to the relevant Issuer the aggregate principal amount of the Original Notes indicated above. Subject to, and effective upon, the acceptance for exchange of the Original Notes tendered hereby, the undersigned hereby sells, assigns and transfers to, or upon the order of, the relevant Issuer, all right, title and interest in and to such Original Notes as are being tendered hereby upon the terms and subject to the conditions set forth in the Prospectus dated September 29, 2022 (as the same may be amended or supplemented from time to time, the “Prospectus”), receipt of which is acknowledged, and in this Letter of Transmittal. The undersigned hereby irrevocably constitutes and appoints the Exchange Agent its agent and attorney-in-fact (with full knowledge that the Exchange Agent also acts as the agent of the Issuers and the Guarantor) with respect to the tendered Original Notes with full power of substitution to (1) transfer ownership of such Original Notes on the account books maintained by DTC with all accompanying evidences of transfer and authenticity to, or upon the order of, the relevant Issuer and the Guarantor, as applicable and (2) present such Original Notes for transfer on the books of the relevant Issuer and the Guarantor and receive all benefits and otherwise exercise all rights of beneficial ownership of such Original Notes, all in accordance with the terms of the applicable Exchange Offer(s). The power of attorney granted in this paragraph shall be deemed irrevocable and coupled with an interest.

The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, sell, assign and transfer the Original Notes tendered hereby and that the relevant Issuer will acquire good and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claim when the same are accepted by the relevant Issuer. The undersigned hereby further represents that it is not an “affiliate”, as defined in Rule 405 under the Securities Act of 1933, as amended (the “Securities Act”), of the Issuers and the Guarantor, that any Exchange Notes to be received by it will be acquired in the ordinary course of business and that at the time of commencement of the applicable Exchange Offer(s) it had no arrangement with any person to participate in a distribution of the Exchange Notes.

In addition, if the undersigned is a broker-dealer, the undersigned represents that it is not engaged in, and does not intend to engage in, a distribution of the Exchange Notes. If the undersigned is a broker-dealer that will receive Exchange Notes for its own account in exchange for Original Notes, it represents that the Original Notes to be exchanged for Exchange Notes were acquired by it as a result of market-making activities or other trading activities and acknowledges that it will deliver a prospectus in connection with any resale of such Exchange Notes; however, by so acknowledging and by delivering a prospectus, the undersigned will not be deemed to admit that it is an “underwriter” within the meaning of the Securities Act.

The Issuers and the Guarantor have agreed that, subject to the provisions of the Registration Rights Agreements, dated March 24, 2022, the Prospectus, as it may be amended or supplemented from time to time, may be used by a participating broker-dealer (as defined below) in connection with resales of Exchange Notes received in exchange for Original Notes, where such Original Notes were acquired by such participating broker-dealer for its own account as a result of market-making activities or other trading activities, for a period ending 90 days after the Expiration Date or, if earlier, when all such Exchange Notes have been disposed of by such participating broker-dealer. In that regard, each broker-dealer who acquired Original Notes for its own account as a result of market-making or other trading activities (a “participating broker-dealer”), by tendering such Original Notes and executing this Letter of Transmittal, agrees that, upon receipt of notice from any of the Issuers and the Guarantor of the occurrence of any event or the discovery of any fact which makes any statement contained or incorporated by reference in the Prospectus untrue in any material respect or which causes the Prospectus to omit to state a material fact necessary in order to make the statements contained or incorporated by reference therein, in light of the circumstances under which they were made, not misleading, or of the occurrence of certain other events specified in the applicable Registration Rights Agreement, such participating broker-dealer will suspend the sale of Exchange Notes pursuant to the Prospectus until the Issuers and the Guarantor, as applicable, have amended or supplemented the Prospectus to correct such misstatement or omission and has furnished copies of the amended or supplemented Prospectus to the participating broker-dealer or the Issuers and the Guarantor, as applicable, have given notice that the sale of the Exchange Notes may be resumed, as the case may be. If the Issuers and the Guarantor, as applicable, give such notice to suspend the sale of the Exchange Notes, they shall extend the 90-day period referred to above during which participating broker-dealers are entitled to use the Prospectus in connection with the resale of Exchange Notes by the number of days during the period from and including the date of the giving of such notice to and including the date when participating broker-dealers shall have received copies of the supplemented or amended Prospectus necessary to permit resales of the Exchange Notes or to and including the date on which the Issuers and the Guarantor, as applicable, have given notice that the sale of Exchange Notes may be resumed, as the case may be.

The undersigned also acknowledges that the Exchange Offers are being made by the Issuers and the Guarantor based upon their understanding of an interpretation by the staff of the Securities and Exchange Commission (the “Commission”) as set forth in no-action letters issued to third parties, that the Exchange Notes issued in exchange for the Original Notes pursuant to the applicable Exchange Offer(s) may be offered for resale, resold and otherwise transferred by holders thereof, without compliance with the registration and prospectus delivery provisions of the Securities Act, provided that: (1) such holders are not affiliates of the Issuers and the Guarantor within the meaning of Rule 405 under the Securities Act; (2) such Exchange Notes are acquired in the ordinary course of such holders’ business; (3) such holders are not engaged in, and do not intend to engage in, a distribution of such Exchange Notes and have no arrangement or understanding with any person to participate in the distribution of such Exchange Notes; and (4) such holders are not broker-dealers tendering Original Notes that have been acquired from the relevant Issuer for their own account. However, the staff of the Commission has not considered the Exchange Offers in the context of a no-action letter, and there can be no assurance that the staff of the Commission would make a similar determination with respect to the Exchange Offers as in other circumstances. If a holder of Original Notes is an affiliate of the Issuers or the Guarantor, acquires the Exchange Notes other than in the ordinary course of such holder’s business or is engaged in or intends to engage in a distribution of the Exchange Notes or has any arrangement or understanding with respect to the distribution of the Exchange Notes to be acquired pursuant to the applicable Exchange Offer(s), such holder could not rely on the applicable interpretations of the staff of the Commission and must comply with the registration and prospectus delivery requirements of the Securities Act in connection with any secondary resale transaction.

The undersigned will, upon request, execute and deliver any additional documents deemed by the Issuers and the Guarantor to be necessary or desirable to complete the sale, assignment and transfer of the Original Notes tendered hereby. All authority conferred or agreed to be conferred in this Letter of Transmittal and every obligation of the undersigned hereunder shall be binding upon the successors, assigns, heirs, executors, administrators, trustees in bankruptcy and legal representatives of the undersigned and shall not be affected by, and shall survive, the death or incapacity of the undersigned. This tender may be withdrawn only in accordance with the procedures set forth in “The Exchange Offers — Withdrawal of Tenders” section of the Prospectus.

For purposes of the Exchange Offers, the relevant Issuer shall be deemed to have accepted validly tendered Original Notes when and if such Issuer has given oral or written notice thereof to the Exchange Agent.

Unless otherwise indicated under “Special Issuance Instructions”, the undersigned hereby requests that the Exchange Agent credit the DTC account specified in the table entitled “Description of Original Notes”, for any book-entry transfers of Original Notes not accepted for exchange. If the “Special Issuance Instructions” are completed, the undersigned hereby requests that the Exchange Agent credit the DTC account indicated therein for any book-entry transfers of Original Notes not accepted for exchange, in the name of the person or account indicated under “Special Issuance Instructions”. The undersigned recognizes that the relevant Issuer has no obligation pursuant to the “Special Issuance Instructions” to transfer any Original Notes from the name of the registered holder(s) thereof if such Issuer does not accept for exchange any of the Original Notes so tendered.

THE UNDERSIGNED, BY COMPLETING THE BOX ENTITLED “DESCRIPTION OF ORIGINAL NOTES” ABOVE AND SIGNING THIS LETTER OF TRANSMITTAL, WILL BE DEEMED TO HAVE TENDERED THE ORIGINAL NOTES AS SET FORTH IN SUCH BOX ABOVE.

SPECIAL ISSUANCE INSTRUCTIONS

(SEE INSTRUCTIONS 2, 4 AND 5)

To be completed ONLY if Original Notes tendered by book-entry transfer that are not accepted for exchange are to be returned by credit to an account maintained at DTC other than the account indicated above.

☐ Credit any unexchanged Original Notes delivered by book-entry transfer to DTC account number set forth below:

DTC Account Number:

Name:
(PLEASE PRINT OR TYPE)

Address:
(INCLUDE ZIP CODE)

Tax Identification or Social Security No:

IMPORTANT: This Letter of Transmittal or a facsimile hereof or an agent’s message in lieu thereof (together with a book-entry confirmation and all other required documents) must be received by the Exchange Agent at or prior to 5:00 p.m. New York City time, on the Expiration Date.

PLEASE READ THIS ENTIRE LETTER OF TRANSMITTAL

CAREFULLY BEFORE COMPLETING ANY BOX ABOVE.

IN ORDER TO VALIDLY TENDER ORIGINAL NOTES FOR EXCHANGE, HOLDERS OF

ORIGINAL NOTES MUST COMPLETE, EXECUTE, AND DELIVER THE LETTER OF

TRANSMITTAL OR A PROPERLY TRANSMITTED AGENT’S MESSAGE.

PLEASE SIGN HERE

(To be Completed By All Tendering Holders of Original Notes, Other Than Holders Effecting Delivery Through ATOP)

By completing, executing and delivering this Letter of Transmittal, the undersigned hereby tenders to the US Issuer or the UK Issuer, as applicable, the principal amount of the Original Notes listed in the table entitled “Description of Original Notes”.

This Letter of Transmittal must be signed by the holder(s) of Original Notes exactly as such participant’s name appears on a security position listing as the owner of Original Notes, or by person(s) authorized to become registered Holder(s) by endorsements and documents transmitted with this Letter of Transmittal. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer or other person acting in a fiduciary or representative capacity, such person must set forth his or her full title below under “Capacity” and submit evidence satisfactory to the relevant Issuer of such person’s authority to so act. See Instruction 4 herein.

IF THE SIGNATURE APPEARING BELOW IS NOT OF THE REGISTERED HOLDER(S) OF THE ORIGINAL NOTES, THEN THE REGISTERED HOLDER(S) MUST SIGN A VALID PROXY, WHICH SIGNATURE MUST BE GUARANTEED BY AN ELIGIBLE INSTITUTION. THE PROXY MUST ACCOMPANY THIS LETTER OF TRANSMITTAL.

X	Date:

X	Date:
Signature(s) of Holder(s) or Authorized Signatory

Name(s):	Address

(Please Print)	(Including Zip Code)

Capacity (full title)	Area Code and Telephone No.

SIGNATURE GUARANTEE

(Certain Signatures Must Be Guaranteed by an Eligible Institution – See Instruction 4 herein)

(Name of Eligible Institution Guaranteeing Signatures)

(Address (including zip code) and Telephone Number (including area code) of Firm)

(Authorized Signature)

(Printed Name)

(Title)

Dated

INSTRUCTIONS

Forming Part of the Terms and Conditions

of the Exchange Offers

1.	Delivery of this Letter of Transmittal.

This Letter of Transmittal is to be completed by holders if tenders of Original Notes are to be made by book-entry transfer to the Exchange Agent’s account at DTC and instructions are not being transmitted through ATOP.

Confirmation of a book-entry transfer into the Exchange Agent’s account at DTC of all Original Notes delivered electronically, as well as a properly completed and duly executed Letter of Transmittal (or a manually signed facsimile thereof) or properly transmitted agent’s message, and any other documents required by this Letter of Transmittal, must be received by the Exchange Agent at its address set forth herein before the Expiration Date of the applicable Exchange Offer.

Any financial institution that is a participant in DTC may electronically transmit its acceptance of the applicable Exchange Offer by causing DTC to transfer Original Notes to the Exchange Agent in accordance with DTC’s ATOP procedures for such transfer at or prior to the Expiration Date of such Exchange Offer. The Exchange Agent will make available its general participant account at DTC for the Original Notes for purposes of the Exchange Offers.

Delivery of a Letter of Transmittal to DTC will not constitute valid delivery to the Exchange Agent. No Letter of Transmittal should be sent to the Issuers, the Guarantor or DTC.

The method of delivery of this Letter of Transmittal and all other required documents, including delivery through DTC and any acceptance or agent’s message delivered through ATOP, is at the option and risk of the tendering holder. Delivery is not complete until the required items are actually received by the Exchange Agent. If you mail these items, we recommend that you (1) use registered mail properly insured with return receipt requested and (2) mail the required items in sufficient time to ensure timely delivery.

Any beneficial owner whose Original Notes are held by or in the name of a custodial entity such as a broker, dealer, commercial bank, trust company or other nominee should be aware that such custodial entity may have deadlines earlier than the Expiration Date for such custodial entity to be advised of the action that the beneficial owner may wish for the custodial entity to take with respect to the beneficial owner’s Original Notes. Accordingly, such beneficial owners are urged to contact any custodial entities through which such Original Notes are held as soon as possible in order to learn of the applicable deadlines of such entities.

None of the US Issuer, the UK Issuer, the Guarantor or the Exchange Agent is under any obligation to notify any tendering holder of the relevant Issuer’s acceptance of tendered Original Notes at or prior to the expiration of the applicable Exchange Offer.

2.	Delivery of Exchange Notes.

Exchange Notes will be delivered only in book-entry form through DTC and only to the DTC account of the tendering holder or the tendering holder’s custodian. Accordingly, the appropriate DTC participant name and number (along with any other required account information) to permit such delivery must be provided in the table entitled “Description of Original Notes”. Failure to do so will render a tender of Original Notes defective and the relevant Issuer will have the right, which it may waive, to reject such tender. Holders who anticipate tendering by a method other than through DTC are urged to promptly contact a bank, broker or other intermediary (that has the facility to hold securities custodially through DTC) to arrange for receipt of any Exchange Notes delivered pursuant to the Exchange Offers and to obtain the information necessary to complete the table.

3.	Amount of Tenders.

Tenders of Original Notes will be accepted only in minimum denominations of $250,000 and integral multiples of $1,000 thereafter. No alternative, conditional or contingent tenders will be accepted. Holders who tender less than all of their Original Notes must continue to hold Original Notes in the minimum authorized denomination of $250,000 principal amount.

4.	Signatures on this Letter of Transmittal; Instruments of Transfer; Guarantee of Signatures.

For purposes of this Letter of Transmittal, the term “registered holder” means an owner of record as well as any DTC participant that has Original Notes credited to its DTC account. Except as otherwise provided below, all signatures on this Letter of Transmittal must be guaranteed by a recognized participant in the Securities Transfer Agents Medallion Program, the NYSE Medallion Signature Program or the Stock Exchange Medallion Program (each, a “Medallion Signature Guarantor”). Signatures on this Letter of Transmittal need not be guaranteed if:

•

this Letter of Transmittal is signed by a participant in DTC whose name appears on a security position listing of DTC as the owner of the Original Notes and the holder(s) has/have not completed the box entitled “Special Issuance Instructions” on this Letter of Transmittal; or

•	the Original Notes are tendered for the account of an eligible institution.

An eligible institution is one of the following firms or other entities identified in Rule 17Ad–15 under the Securities Exchange Act of 1934, as amended (as the terms are defined in such Rule):

•	a bank;

•	a broker, dealer, municipal securities dealer, municipal securities broker, government securities dealer or government securities broker;

•	a credit union;

•	a national securities exchange, registered securities association or clearing agency; or

•	a savings institution that is a participant in a Securities Transfer Association recognized program.

If Original Notes are registered in the name of a person other than the signer of this Letter of Transmittal or if Original Notes not accepted for exchange are to be returned to a person other than the registered holder, then the signatures on this Letter of Transmittal accompanying the tendered Original Notes must be guaranteed by a Medallion Signature Guarantor as described above.

If any of the Original Notes tendered are held by two or more registered holders, all of the registered holders must sign this Letter of Transmittal.

If a number of Original Notes registered in different names are tendered, it will be necessary to complete, sign and submit as many separate copies of this Letter of Transmittal as there are different registrations of such Original Notes.

If this Letter of Transmittal is signed by the registered holder or holders of the Original Notes (which term, for the purposes described herein, shall include a participant in DTC whose name appears on a security listing as the owner of the Original Notes) listed and tendered hereby, no endorsements of the tendered Original Notes or separate written instruments of transfer or exchange are required. In any other case, if tendering Original Notes, the registered holder (or acting holder) must either validly endorse the Original Notes or transmit validly completed bond powers with this Letter of Transmittal (in either case executed exactly as the name(s) of the registered holder(s) appear(s) on the Original Notes, and, with respect to a participant in DTC whose name appears on a security position listing as the owner of Original Notes, exactly as the name of such participant appears on such security position listing), with the signature on the Original Notes or bond power guaranteed by a Medallion Signature Guarantor (except where the Original Notes are tendered for the account of an eligible institution).

If Original Notes are to be tendered by any person other than the person in whose name the Original Notes are registered, the Original Notes must be endorsed or accompanied by an appropriate written instrument(s) of transfer executed exactly as the name(s) of the holder(s) appear on the Original Notes, with the signature(s) on the Original Notes or instrument(s) of transfer guaranteed by a Medallion Signature Guarantor, and this Letter of Transmittal must be executed and delivered either by the holder(s), or by the tendering person pursuant to a valid proxy signed by the holder(s), which signature must, in either case, be guaranteed by a Medallion Signature Guarantor.

Neither the US Issuer nor the UK Issuer will accept any alternative, conditional, irregular or contingent tenders. By executing this Letter of Transmittal (or a facsimile thereof) or directing DTC to transmit an agent’s message, you waive any right to receive any notice of the acceptance of your Original Notes for exchange.

If this Letter of Transmittal or instruments of transfer are signed by trustees, executors, administrators, guardians or attorneys–in–fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing and, unless waived by the relevant Issuer, evidence satisfactory to such Issuer of their authority so to act must be submitted with this Letter of Transmittal.

Beneficial owners whose tendered Original Notes are registered in the name of a broker, dealer, commercial bank, trust company or other nominee must contact such broker, dealer, commercial bank, trust company or other nominee if such beneficial owners desire to tender such Original Notes.

5.	Special Issuance Instructions.

Holders tendering Original Notes by book-entry transfer may request that Original Notes not exchanged be credited to such account maintained at DTC as such note holder may designate hereon. Tendering Holders of Original Notes should indicate in the box entitled “Special Issuance Instructions”, the DTC participant name and number, if different from the name or address or the DTC participant name and number, as the case may be, of the person signing this Letter of Transmittal. In the case of issuance in a different name, the employer identification or social security number of the person named also must be indicated. If no such instructions are given, such Original Notes not exchanged will be returned to the name and address or the account maintained at DTC, as the case may be, of the person signing this Letter of Transmittal.

6.	Transfer Taxes.

Holders who tender their Original Notes for exchange will not be obligated to pay any transfer taxes in connection therewith. If, however, Exchange Notes are to be delivered to, or are to be issued in the name of, any person other than the registered holder of the Original Notes tendered hereby, or if tendered Original Notes are registered in the name of any person other than the person signing this Letter, or if a transfer tax is imposed for any reason other than the exchange of Original Notes in connection with the Exchange Offers, the amount of any such transfer taxes (whether imposed on the registered holder or any other persons) will be payable by the tendering holder. If satisfactory evidence of payment of such taxes or exemption therefrom is not submitted herewith, the amount of such transfer taxes will be billed directly to such tendering holder.

Except as provided in this Instruction 6, it will not be necessary for transfer tax stamps to be affixed to the Original Notes specified in this Letter of Transmittal.

7.	Backup Withholding.

An exchange of Original Notes for Exchange Notes will not be a taxable event for U.S. federal income tax purposes. In particular, no backup withholding or information reporting is required in connection with such an exchange. However, U.S. federal income tax law generally requires that payments of principal and interest on a note to a holder be subject to backup withholding at the applicable rate (currently 24%) unless such holder provides the payor with such holder’s correct Taxpayer Identification Number (“TIN”) on an IRS Form W-9 or otherwise establishes a basis for exemption. If such holder is an individual, the TIN is his or her social security number. A holder that provides an incorrect TIN may be subject to a $50 penalty imposed by the IRS.

Certain holders (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements.

To prevent backup withholding on reportable payments of principal and interest, each tendering holder of Original Notes that is a U.S. person (as defined for U.S. federal income tax purposes) should provide its correct TIN by completing an IRS Form W-9 certifying (A) that the TIN provided is correct (or that such holder is awaiting a TIN), (B) that (i) the holder is exempt from backup withholding, (ii) the holder has not been notified by the IRS that such holder is subject to a backup withholding as a result of a failure to report all interest or dividends or (iii) the IRS has notified the holder that such holder is no longer subject to backup withholding and (C) that the holder is a U.S. person. See IRS Form W-9 and the instructions thereto for additional information.

If the tendering holder of Original Notes is a nonresident alien or foreign entity not subject to backup withholding, such holder should provide a completed IRS Form W-8BEN, W-8BEN-E or other appropriate W-8, signed under penalties of perjury, attesting to such holder’s foreign status.

These forms, and the instructions thereto, may be obtained from the Exchange Agent or from the IRS website, www.irs.gov.

Backup withholding is not an additional tax. Rather, the federal income tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If backup withholding results in overpayment of taxes, a refund or credit may be obtained from the IRS if eligibility is established and appropriate procedure is followed.

8.	Waiver of Conditions.

The Issuers and the Guarantor, as applicable, reserve the absolute right to amend or waive any of the conditions of the Exchange Offers enumerated in the Prospectus at any time and from time to time prior to the Expiration Date, except for the condition that the registration statement of which the Prospectus forms a part is not subject to a stop order or any proceedings for that purpose.

9.	Validity of Tenders; No Conditional Tenders.

All questions as to the validity, form, eligibility (including time of receipt) and acceptance for exchange of any tender of Original Notes in connection with either Exchange Offer will be determined by the Issuers and the Guarantor, as applicable, in their sole discretion, and such determination will be final and binding. The Issuers and the Guarantor, as applicable, reserve the absolute right to reject any or all tenders not in proper form or the acceptance for exchange of which may, in the opinion of its counsel, be unlawful. The Issuers and the Guarantor, as applicable, also reserve the absolute right to waive any defect or irregularity in the tender of any Original Notes in either Exchange Offer, and their interpretation of the terms and conditions of the Exchange Offers (including the instructions in this Letter of Transmittal) will be final and binding on all parties. None of the Issuers, the Guarantor, the Exchange Agent, the Trustee under the Indenture, or any other person will be under any duty to give notification of any defects or irregularities in tenders or incur any liability for failure to give any such notification.

Tenders of Original Notes involving any irregularities will not be deemed to have been made until such irregularities have been cured or waived. Original Notes received by the Exchange Agent in connection with either Exchange Offer that are not validly tendered and as to which the irregularities have not been cured or waived will be returned by the Exchange Agent to the DTC participant who delivered such Original Notes by crediting an account maintained at DTC designated by such DTC participant, in either case promptly after the Expiration Date of the applicable Exchange Offer or the withdrawal or termination of the applicable Exchange Offer.

No alternative, conditional, irregular or contingent tenders will be accepted. All tendering holders of Original Notes, by execution of this Letter of Transmittal or, in lieu thereof, a Book-Entry Acknowledgement, shall waive any right to receive notice of the acceptance of their Original Notes for exchange.

10.	Withdrawal.

Tenders may be withdrawn only pursuant to the procedures and subject to the terms set forth in the Prospectus under the caption “The Exchange Offers — Withdrawal of Tenders”.

11.	Requests for Assistance or Additional Copies.

Questions relating to the procedure for tendering, as well as requests for additional copies of the Prospectus and this Letter of Transmittal, may be directed to the Exchange Agent, at the address and telephone number indicated herein.